       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

  The following unaudited pro forma consolidated condensed statements of operations give effect to the acquisition of CarnaudMetalbox under the purchase method of accounting. The unaudited pro forma consolidated condensed statements of operations for the six months ended June 30, 1995 and for the year ended December 31, 1995 combine the historical consolidated statements of operations of the Company and CarnaudMetalbox giving effect to the acquisition as if it had occurred on January 1, 1995. The unaudited pro forma consolidated condensed statement of operations for the six months ended June 30, 1996 combines the historical consolidated statements of operations of the Company and CarnaudMetalbox giving effect to the acquisition as if it had occurred on January 1, 1996.

  The unaudited pro forma consolidated condensed statements of operations are for illustrative purposes only and have been presented to meet the requirements of the SEC. They are not necessarily indicative of the results of operations that might have occurred had the acquisition actually taken place on such dates, or of future results of operations of the Company.

  The unaudited pro forma consolidated condensed statements of operations are based on the historical consolidated financial statements of the Company and CarnaudMetalbox and should be read in conjunction with such historical financial statements and the notes thereto, which are, in the case of CarnaudMetalbox, included as part of the Company's Current Report on Form 8-K filed on March 1, 1996, as amended (the "CarnaudMetalbox Financial
Statements"), and, in the case of the Company, filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and the Company's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 1996 and June 30, 1996, as amended, respectively (and which, in the case of the Company's 1996 quarterly results, include balance sheet and income statement data reflecting historical results of the CarnaudMetalbox acquisition since the acquisition date of February 22, 1996). Certain reclassifications have been made to CarnaudMetalbox's historical consolidated financial statements to conform with the presentation of the Company's historical consolidated financial statements. Furthermore, the historical financial statements for CarnaudMetalbox, prepared in accordance with French law and presented in French francs, have for purposes of preparing these unaudited pro forma consolidated condensed statements of operations been conformed to comply with U.S. generally accepted accounting principles and, in accordance with SFAS No. 52, have been translated to U.S. dollars at actual average exchange rates equal to FF 4.992/$1.00 for the pro forma statement of operations for the six months ended June 30, 1995, FF 4.982/$1.00 for the pro forma statement of operations for the year ended December 31, 1995 and FF 5.007/$1.00 for the pro forma statement of operations for the period beginning January 1, 1996 and ending on the acquisition date of February 22, 1996. See Note 1-B of the CarnaudMetalbox Financial Statements for the reconciliation of CarnaudMetalbox's 1995, 1994 and 1993 net income and shareholders' equity to U.S. generally accepted accounting principles. Such translations should not be construed as representations that French franc amounts have been or could be converted into U.S. dollars at that or any other rate. The use of exchange rates different from those used in the unaudited pro forma consolidated condensed statements of operations could have a material impact on the information presented therein.

  In accordance with the purchase method of accounting, the total purchase price has been allocated to the assets and liabilities of CarnaudMetalbox based upon their fair values. The accompanying unaudited pro forma consolidated condensed statements of operations reflect the preliminary allocation of purchase price to assets and liabilities. Accordingly, the final allocations may differ from the amounts reflected herein.

  The unaudited pro forma consolidated condensed statements of operations reflect a $3.6 billion excess of purchase price over net assets acquired, which is being amortized over 40 years at a rate of $90 million per year in accordance with generally accepted accounting principles, which require that acquired intangibles be amortized over lives not to exceed 40 years.
Intangible assets acquired principally represent CarnaudMetalbox's customer base and CarnaudMetalbox's European market presence, assets with indefinite lives which have historically appreciated in value over time. In addition, the acquisition facilitates the continued expansion of current lines of business as well as the development of new businesses via the cross-selling of packaging product offerings of both the Company and CarnaudMetalbox to existing and potential customers as well as other factors. The Company believes it will benefit from the acquisition for a period of at least 40 years and, therefore, a 40-year amortization period is appropriate.

  The Company has obtained appraisals and other studies of the significant assets, liabilities and business operations of CarnaudMetalbox. The unaudited pro forma consolidated condensed statements of operations reflect the preliminary results of these reviews, including the Company's estimate of known restructuring costs and expenses. The final allocation of the purchase price will be completed in the first quarter of 1997 when final appraisals, other studies and additional information become available.

  See the notes to the unaudited pro forma consolidated condensed statements of operations for a description of the principal assumptions made in the preparation of the pro forma information. The unaudited pro forma consolidated condensed statements of operations do not reflect the financial results of the Company or CarnaudMetalbox after June 30, 1996.

                            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT
                           OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996(A)
                          ----------------------------------------------------------------------
                                HISTORICAL AMOUNTS                     PRO FORMA
                          -----------------------------------  ---------------------------------
                             COMPANY        CARNAUDMETALBOX    ADJUSTMENTS      CONSOLIDATED
                          ----------------  -----------------  -------------    ----------------
                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales...............  $          3,905    $           606                   $          4,511
  Cost of products
   sold.................             3,170                486                              3,656
  Depreciation and amor-
   tization.............               230                 36     $     (1)(B)               265
  Selling and adminis-
   trative expense......               176                 57                                233
  Provision for restruc-
   turing...............                30                 15                                 45
  Interest expense......               173                 17           19 (C)               209
  Interest income.......               (35)                (3)                               (38)
  Translation and ex-
   change adjustments...               (39)                                                  (39)
                          ----------------    ---------------     --------      ----------------
Income from operations
 before income taxes....               200                 (2)         (18)                  180
  Income taxes..........                54                  3           (4)(D)                53
  Equity in earnings of
   affiliates...........                (5)                                                   (5)
  Minority interests....                (6)                 2                                 (4)
                          ----------------    ---------------     --------      ----------------
Net income..............               135                 (3)         (14)                  118
Preferred Stock divi-
 dends..................                (8)                             (4)(E)               (12)
                          ----------------    ---------------     --------      ----------------
Net income available for
 common shareholders....  $            127    $            (3)    $    (18)     $            106
                          ================    ===============     ========      ================
Earnings per share......  $           1.09    $         (0.03)                  $           0.83
Average number of common
 shares outstanding.....       116,623,109         86,202,056                        128,100,284

                          UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT
                          OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1995
                          ------------------------------------------------------
                              HISTORICAL AMOUNTS              PRO FORMA
                          ---------------------------- -------------------------
                            COMPANY    CARNAUDMETALBOX ADJUSTMENTS  CONSOLIDATED
                          -----------  --------------- -----------  ------------
                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales...............  $     2,513    $     2,460                $      4,973
  Cost of products
   sold.................        2,086          1,919                       4,005
  Depreciation and
   amortization.........          129            146      $ (5)(B)           270
  Selling and
   administrative
   expense..............           72            234                         306
  Provision for
   restructuring........           20             18                          38
  Interest expense......           74             58        69 (C)           201
  Interest income.......           (6)           (12)                        (18)
  Translation and
   exchange
   adjustments..........            1              2                           3
  Preference share
   dividends and other..                         (21)                        (21)
                          -----------    -----------      ----      ------------
Income from operations
 before income taxes....          137            116       (64)              189
  Income taxes..........           41             16       (13)(D)            44
  Equity in earnings of
   affiliates...........            3              2                           5
  Minority interests....          (10)            (1)                        (11)
                          -----------    -----------      ----      ------------
Net income..............           89            101       (51)              139
Preferred Stock divi-
 dends..................                                   (12)(E)           (12)
                          -----------    -----------      ----      ------------
Net income available for
 common shareholders....  $        89    $       101      $(63)     $        127
                          ===========    ===========      ====      ============
Earnings per share......  $      0.99    $      1.19                $       1.00
Average number of common
 shares outstanding.....   89,920,245     84,605,561                 127,221,063

                            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT
                           OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995(F)
                          -----------------------------------------------------------------
                               HISTORICAL AMOUNTS                   PRO FORMA
                          --------------------------------- -------------------------------
                            COMPANY       CARNAUDMETALBOX   ADJUSTMENTS     CONSOLIDATED
                          --------------  ----------------- -------------   ---------------
                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales...............  $        5,054    $        4,939                  $         9,993
  Cost of products
   sold.................           4,311             3,926                            8,237
  Depreciation and amor-
   tization.............             256               292     $    (10)(B)             538
  Selling and adminis-
   trative expense......             139               415                              554
  Provision for restruc-
   turing...............             103                55                              158
  Interest expense......             149               130          138 (C)             417
  Interest income.......             (13)              (25)                             (38)
  Translation and ex-
   change adjustments...              (1)                2                                1
  Preference share divi-
   dends and other......                               (13)                             (13)
                          --------------    --------------     --------     ---------------
Income from operations
 before income taxes....             110               157         (128)                139
  Income taxes..........              25                11          (26)(D)              10
  Equity in earnings of
   affiliates...........               4                 1                                5
  Minority interests....             (14)                3                              (11)
                          --------------    --------------     --------     ---------------
Net income..............              75               150         (102)                123
Preferred Stock divi-
 dends..................                                            (23)(E)             (23)
                          --------------    --------------     --------     ---------------
Net income available for
 common shareholders....  $           75    $          150     $   (125)    $           100
                          ==============    ==============     ========     ===============
Earnings per share......  $         0.83    $         1.76                  $          0.78
Average number of common
 shares outstanding.....      90,233,518        85,327,985                      127,534,336

 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

  A. Historical amounts for the Company include the results from operations of CarnaudMetalbox from the date of acquisition, February 22, 1996. Historical amounts for CarnaudMetalbox include the results from operations of CarnaudMetalbox for the preacquisition period beginning January 1, 1996 and ending on the acquisition date. Pro forma adjustments relate only to such preacquisition period.

  B. To reflect the net decrease in depreciation and amortization expense due to (a) amortization of the excess purchase price over net tangible assets acquired on a straight-line basis over 40 years, net of elimination of CarnaudMetalbox historical amortization of excess acquisition costs over the values assigned to net assets acquired in prior acquisitions, (b) additional amortization resulting from basis assigned to intangible assets other than goodwill, (c) net decrease in depreciation resulting from change in asset basis and lives identified in the appraisal process, and (d) decreased depreciation resulting from property and equipment written-off under existing plans of restructuring.

  C. To reflect the increase in interest expense resulting from the use of new borrowings to finance a portion of the purchase price. The interest rate on new borrowings of $1.84 billion is assumed to be 7.5% per annum.

  D. Income tax effect of increased interest net of decreased depreciation at the statutory tax rate of 37%. The Company expects that its effective income tax rate may be higher in the future since a significant portion of the purchase price will be non-deductible for tax purposes.

  E. To reflect dividends on Preferred Stock of $1.88 per share per annum on 12,432,622 outstanding shares.

  F. The unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1995 has been updated from that included in the Company's Current Report on Form 8-K/A filed on May 7, 1996, principally to reflect increased pro forma goodwill amortization arising from changes in the estimated fair value of net tangible assets acquired and the acquisition in the second quarter of 1996 of the remaining 1.3% minority interest in CarnaudMetalbox.